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                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549



                                  __________



                                   FORM 8-K


                                CURRENT REPORT



                    Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported) July 1, 1996


                      IRVINE APARTMENT COMMUNITIES, INC.
              (Exact name of registrant as specified in charter)


          Maryland                    1-12478             33-0698698
(State or other jurisdiction         (Commission         (IRS Employer
     of incorporation)               File Number)      Identification No.)


   550 Newport Center Drive, Suite 300, Newport Beach, California  92660
       (Address of principal executive offices)              (Zip Code)


       Registrant's telephone number, including area code (714) 720-5500
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ITEM 5.        Other Events.

               Exhibits are filed herewith in connection with the issuance by Irvine Apartment Communities, Inc. (the "Company") of 1,490,700 shares of Common Stock pursuant to the Company's Registration Statement on Form S-3 (File No. 33-92036).


                                   EXHIBITS

Exhibit 1.1          -     Purchase Agreement dated June 28, 1996 between the
                           Company and Cohen & Steers Capital Management, Inc.


                                  SIGNATURE



            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    IRVINE APARTMENT COMMUNITIES, INC.



Date:  July 1, 1996                       By:   /s/ Richard E. Moran Jr.
                                          -------------------------------
                                          Richard E. Moran Jr.
                                          Executive Vice President
                                            and Chief Financial
                                            Officer